                             SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                 UNIT CORPORATION
________________________________________________________________________________
                 (Name of Registrant as Specified In Its Charter)
________________________________________________________________________________
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     __________________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:
     __________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     __________________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
     __________________________________________________________________________

     (5)  Total fee paid:
     __________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     __________________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
     __________________________________________________________________________

     (3)  Filing Party:
     __________________________________________________________________________

     (4)  Date Filed:
     __________________________________________________________________________

Notes:

                         UNIT CORPORATION




                  ______________________________



             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               AND

                         PROXY STATEMENT




                  ______________________________



               DATE:     Wednesday, May 6, 1998

               TIME:     11:00 a.m.

              PLACE:     Green Room, Ninth Floor
                         Bank of Oklahoma Tower
                         One Williams Center
                         Tulsa, Oklahoma 74172

                            TABLE OF CONTENTS
                            _________________

                                                                    Page
                                                                    ----
Chairman's Letter. . . . . . . . . . . . . . . . . . . . . . . . . . . 1

Notice of Annual Meeting of Stockholders . . . . . . . . . . . . . . . 2

Proxy Statement. . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

     .  General Information. . . . . . . . . . . . . . . . . . . . . . 4
     .  Election of Directors - Item No. 1 . . . . . . . . . . . . . . 5
     .  Board Information. . . . . . . . . . . . . . . . . . . . . . . 8
     .  Executive Compensation . . . . . . . . . . . . . . . . . . . . 9
           .  Summary Compensation Table . . . . . . . . . . . . . . . 9
           .  Option/SAR Grants in 1997. . . . . . . . . . . . . . . .10
           .  Aggregate Option/SAR Exercises in
                1997 and Option Values at
                December 31, 1997. . . . . . . . . . . . . . . . . . .10
           .  Long Term Incentive Plan Awards. . . . . . . . . . . . .11
           .  Pension Plans. . . . . . . . . . . . . . . . . . . . . .11
           .  Change-In-Control Arrangements . . . . . . . . . . . . .11
           .  Report of Compensation Committee of
                The Board of Directors on
                Executive Compensation . . . . . . . . . . . . . . . .12
           .  Compensation Committee Interlocks
                And Insider Participation  . . . . . . . . . . . . . .14
     .  Voting Securities and Common Stock Ownership
          of Directors and Management. . . . . . . . . . . . . . . . .14
     .  Stock Performance Graph. . . . . . . . . . . . . . . . . . . .15
     .  Ratification of Selection of Independent Accountants -
          Item No. 2 . . . . . . . . . . . . . . . . . . . . . . . . .16
     .  Other Matters. . . . . . . . . . . . . . . . . . . . . . . . .17
           .  Certain Transactions Between the Company
                and Its Officers, Directors, Nominees
                for Directors and Their Associates . . . . . . . . . .17
           .  Voting Securities and Common Stock Ownership of
                Certain Beneficial Owners. . . . . . . . . . . . . . .17
           .  Compliance with Section 16(a) of the
                Exchange Act . . . . . . . . . . . . . . . . . . . . .18
           .  Matters Which May Come Before The Meeting. . . . . . . .18
           .  Submission of Stockholder Proposals. . . . . . . . . . .18
           .  Form 10-K Annual Report to the Securities and Exchange
                Commission . . . . . . . . . . . . . . . . . . . . . .19












                                   (i)

Dear Stockholder:

      On behalf of the Board of Directors and management, I would like to invite you to attend Unit Corporation's Annual Meeting of Stockholders to be held on Wednesday, May 6, 1998 at 11:00 a.m., in the Green Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma.

      By attending the meeting you will have an opportunity to hear a report on the operations of the company and to meet our directors and officers.

      Information about the meeting, including the various matters on which you, as a stockholder, will act may be found in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

      Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. Please sign, date and return the enclosed proxy in the envelope provided.

      I look forward to your participation and thank you for your continued support.



                               Sincerely,

                               /s/ King P. Kirchner

                               King P. Kirchner

                            UNIT CORPORATION

                        1000 Kensington Tower I
                            7130 South Lewis
                         Tulsa, Oklahoma 74136


                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held On May 6, 1998


TO THE STOCKHOLDERS OF UNIT CORPORATION:

     The Annual Meeting of Stockholders of Unit Corporation, a Delaware corporation (the "Company"), will be held in the Green Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma, on Wednesday, May 6, 1998 at 11:00 a.m., local time. At the meeting you will be asked to:

     Item No. 1     Elect three Class II Directors, comprising the members of
     the class of directors whose terms expire at this meeting, for a three-year term expiring in 2001;

     Item No. 2     Ratify the selection of Coopers & Lybrand L.L.P., Tulsa,
     Oklahoma, as independent certified public accountants for the Company for its fiscal year 1998;

     and to transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     Only stockholders of record at the close of business on March 18, 1998, the record date, are entitled to notice of and to vote at the meeting or any adjournment(s) of the meeting. A complete list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting at the Company's office at 1000 Kensington Tower I, 7130 South Lewis, Tulsa, Oklahoma 74136, for a period of ten days prior to the meeting.

      The Company's Proxy Statement and Annual Report are submitted herewith.

                                   By Order of the Board of Directors,

                                   /s/ Mark E. Schell

                                   Mark E. Schell
                                   Secretary and
                                   General Counsel

Tulsa, Oklahoma
March 25, 1998



               PLEASE  VOTE  -  YOUR  VOTE  IS  IMPORTANT

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR ENCLOSED PROXY SO THAT YOUR SHARES MAY
BE VOTED IN ACCORDANCE WITH YOUR WISH AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO TIMELY REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT YOU SHOULD ATTEND THE MEETING.

                             UNIT CORPORATION

                        1000 Kensington Tower I
                            7130 South Lewis
                         Tulsa, Oklahoma 74136


                            PROXY STATEMENT
                     ANNUAL MEETING OF STOCKHOLDERS
                              MAY 6, 1998



                          GENERAL INFORMATION


Annual Meeting:      May 6, 1998           Green Room, Ninth Floor
                     11:00 a.m.            Bank of Oklahoma Tower
                                           One Williams Center
                                           Tulsa, Oklahoma

Record Date:         Close of business on March 18, 1998.  On the record date we had 25,546,665 shares outstanding. If you were a stockholder at that time, you may vote at the meeting.

Agenda:              .  Elect 3 directors (Item No. 1 on the Proxy card).

                     . Ratify the selection of Coopers & Lybrand L.L.P. as our independent certified public accountant for 1998 (Item No. 2 on the Proxy card).

                     . Any other business which may properly come before the meeting.

Proxy Solicitation:  The expense of this proxy solicitation, including the costs of preparing and mailing this statement and proxy card, will be paid by the Company. Proxies are being solicited by the directors, officers and other employees of the Company at no additional compensation. In addition, we have retained Regan & Associates, New York, New York, to assist us at a cost of $3,500 plus their expenses. We will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending these proxy materials to you.

First Mailing Date:  This proxy statement is being mailed to you and the other stockholders on or about March 25, 1998.

Votes Per Share:     Each share is entitled to one vote.  You may not cumulate
                     votes.

Voting Proxies:      Unless you tell us on the proxy card to vote differently,
                     we will vote signed returned proxies FOR the board's nominees (Item No. 1) and FOR the ratification of the selection of independent public accountants (Item No. 2).
                     The board or proxy holders will use their discretion on other matters. If a nominee cannot or will not serve as a director, the board or proxy holders will vote for a person whom they believe is qualified to be elected.

Votes Required:      Under the provisions of the Delaware General Corporation
                     law and the Company's By-laws, a majority of the outstanding shares, present in person or represented by proxy, shall constitute a quorum for purposes of the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Abstentions are treated as votes against a proposal and broker non-votes have no effect on the vote. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Revoking
Your Proxy:          You may revoke your proxy at any time before it is voted at the meeting by:

                        . Delivering a signed, written revocation letter, dated after the proxy, to Mark E. Schell, Secretary, at our Tulsa address noted above; or

                        . Delivering a signed proxy, dated later than the prior one, to ChaseMellon Shareholder Services, L.L.C., Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ 07660; or

                        . Attend the annual meeting and vote in person or by proxy. Attendance alone will not revoke your proxy.



                         ELECTION OF DIRECTORS
                      ITEM NO. 1 ON THE PROXY CARD


     The board is composed of eight members and is divided into three classes with each director serving for a three-year term. At each annual meeting, the term of one class expires. The term of service for those directors serving in Class II expire at this meeting.

BOARD NOMINEES:
---------------
Terms expiring  .  Earle Lamborn        Mr. Lamborn has been actively involved
at this annual     Age 63               in the oil field for over 45 years,
meeting            Director since 1979  joining the Company's predecessor in
(Class II)                              1952 prior to its becoming a publicly-
                                        held corporation.  He was elected Vice
                                        President, Drilling in 1973 and to his
                                        current position as Senior Vice
                                        President, Drilling and director in
                                        1979.

                .  William B. Morgan    Mr. Morgan was elected a director of
                   Age 54               the Company in February 1988.  Mr.
                   Director since 1988  Morgan has been Executive Vice President and General Counsel of St.  John Health
                                        System, Inc., Tulsa, Oklahoma, since
                                        March 1, 1995 and, since October 1,
                                        1996, the President of its principal for profit subsidiary Utica Services, Inc.
                                        Before that, he was a Partner in the law firm of Doerner, Saunders, Daniel &
                                        Anderson, Tulsa, Oklahoma for over 20
                                        years.

                .  John H. Williams     Mr. Williams  was elected a director
                   Age 79               of the Company in December 1988.  Prior
                   Director since 1988  to retiring on December 31, 1978, he was
                                        Chairman of the Board and Chief
                                        Executive Officer of The Williams
                                        Companies, Inc. Mr. Williams also serves as a Director of Apco Argentina, Inc.,
                                        Westwood Corporation, and Willbros
                                        Group, Inc.

     The Board of Directors urges you to vote for these nominees.

CONTINUING DIRECTORS:
---------------------
Terms expiring  .  King P. Kirchner     Mr. Kirchner, a co-founder of the
at 1999 annual     Age 70               Company, has been the Chairman of the
meeting            Director since 1963  Board and a director since 1963
(Class III)                             and was President until November 1983.
                                        Mr. Kirchner is a Registered
                                        Professional Engineer within the State
                                        of Oklahoma, having received degrees in
                                        Mechanical Engineering from Oklahoma
                                        State University and in Petroleum
                                        Engineering from the University of
                                        Oklahoma.

                .  Don Cook             Mr. Cook has served as a director of
                   Age 73               the Company since the Company's
                   Director since 1963  inception.  He is a Certified Public
                                        Accountant and was a partner in the
                                        accounting firm of Finley & Cook,
                                        Shawnee, Oklahoma from 1950 until 1987,
                                        when he retired.

                .  J. Michael Adcock    Mr. Adcock was elected a director of the
                   Age 49               Company in December 1997.  He is
                   Director since 1997  currently the Chairman of the Board of
                                        Ameribank and President and Chief
                                        Executive Officer of American National
                                        Bank and Trust Company of Shawnee,
                                        Oklahoma, and Chairman of AmeriTrust
                                        Corporation, Tulsa, Oklahoma.  Prior to
                                        holding these positions, he was engaged
                                        in the private practice of law from
                                        January 1, 1994 through March 1, 1996
                                        and from March 1, 1996 until November 1,
                                        1997 he served as General Counsel for
                                        Ameribank Corporation.  Mr. Adcock was
                                        also a director of Grant Geophysical,
                                        Inc., from June 1994 until September
                                        1997 when he resigned.  Grant
                                        Geophysical, Inc., filed a petition
                                        under Chapter 11 of the Federal
                                        Bankruptcy Code in October, 1996.

Terms expiring  .  John G. Nikkel       Mr. Nikkel joined the Company in 1983 as
at 2000 annual     Age 63               its President and a director.  From 1976
meeting            Director since 1983  until January 1982 when he co-founded
(Class I)                               Nike Exploration Company, Mr. Nikkel was
                                        an officer and director of Cotton
                                        Petroleum Corporation, serving as the
                                        President of the Company from 1979 until his departure. Prior to joining Cotton, Mr. Nikkel was employed by Amoco
                                        Production Company for 18 years, last
                                        serving as Division Geologist for
                                        Amoco's Denver Division.  Mr. Nikkel
                                        presently serves as President and a
                                        Director of Nike Exploration Company.
                                        Mr. Nikkel received a Bachelor of
                                        Science degree in Geology and
                                        Mathematics from Texas Christian
                                        University.

                .  John S. Zink         Mr. Zink  was elected a director of the
                   Age 69               Company in May 1982.  For over 5 years,
                   Director since 1982  he has been a principle in several
                                        privately held companies engaged in the
                                        businesses of designing and
                                        manufacturing equipment used in the
                                        petroleum industry, construction and
                                        heating and air conditioning services
                                        and installation.  He holds a Bachelor
                                        of Science degree in Mechanical
                                        Engineering from Oklahoma State
                                        University.  He is also a director of
                                        Matrix Service Company, Tulsa, Oklahoma.

                           BOARD INFORMATION

Board Meetings:   The board held 7 meetings during 1997.  No director attended fewer than 75% of the board meetings and the meetings of committees on which he served during the year.

Committees of     The Board of Directors has standing Audit and Compensation
the Board:        committees. The membership of each of these committees is
                  determined from time to time by the board. Only directors who are not officers of the Company serve on the committees.

                     . The Audit Committee. This committee met 3 times during 1997. Members: John S. Zink, William B. Morgan and Don Cook. This committee appoints the independent auditors subject to ratification by the board, meets with the independent auditors to review the scope and results of the audit of the Company's financial statements and consults with the Company's personnel to determine the adequacy of internal accounting controls.

                     . The Compensation Committee. This committee met 2 times during 1997. Members: John S. Zink, John H. Williams and Don Cook. This committee determines the salaries payable to the Company's officers and authorizes grants of stock options.

Director          Annual Fee.  We pay non-employee directors fees of $15,000
Compensation:     each per year payable in four installments.  Committee members are paid fees of $2,000 for each committee they serve on.

                  Meeting Fees.  We pay non-employee directors a fee of:
                     .  $750 for each board meeting attended;
                     .  $500 for each committee meeting attended.

Director          Each non-employee director automatically receives an option to
Stock Options:    purchase 2,500 shares of the Company's common stock on the first business day following each annual meeting of stockholders. The option price is the fair market value of the Company's common stock on such date. Payment may be made in cash or in shares of Company common stock that have been held by the director for at least one year. No stock option may be exercised during the first six months of its term except in the case of death. Each option extends for 10 years from the date of grant.

                  In 1997 stock options were granted for an aggregate of 12,500 shares at $8.9375 per share. During 1997 options covering 7,500 shares were exercised leaving an aggregate of 60,000 shares subject to currently outstanding options.


                         EXECUTIVE COMPENSATION


Summary              The following table provides information about the
Compensation Table:  compensation of the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company for services in all capacities to the Company and its subsidiaries in 1995, 1996 and 1997.

                                     SUMMARY COMPENSATION TABLE
                                                                  Long Term Compensation
                                   Annual Compensation<F1>            Awards          Payouts
                              -----------------------------  ---------------------------------

    (a)               (b)       (c)      (d)         (e)         (f)          (g)        (h)        (i)
                                                    Other
   Name                                             Annual    Restricted   Securities
   and                                              Compen-     Stock     Underlying    LTIP     All Other
Principal                     Salary    Bonus       sation     Award(s)    options/    Payout   Compensation
Position(s)           Year      ($)       ($)       ($)<F2>      ($)       SARs (#)      ($)       ($)<F3>
---------------       ----    -------  --------     -------  -----------  ----------- --------   ------------
King P. Kirchner      1997    220,000        0           0       0                0      0          9,286
Chairman and CEO      1996    200,000        0           0       0                0      0          7,500
                      1995    200,000        0           0       0                0      0          4,485

John G. Nikkel        1997    230,000   35,000       7,210       0                0      0          9,456
President and COO     1996    210,000  168,333<F4>   7,669       0           30,000      0          7,500
                      1995    210,000   61,666       6,391       0                0      0          4,485

Earle Lamborn         1997    130,000   43,333       3,767       0                0      0          8,602
Sr. Vice President -  1996    115,000   33,333       1,440       0           10,000      0          7,359
Drilling              1995    115,000   25,000       2,718       0                0      0          4,186

Philip M. Keeley      1997    165,000   25,000       7,434       0                0      0          6,200
Sr. Vice President -  1996    155,000  110,000<F4>   1,440       0           10,000      0          5,812
Exploration &         1995    155,000   28,800       8,056       0                0      0          4,485
Produciton

Larry D. Pinkston     1997    117,500   27,000           0       0                0      0          6,859
V. P., CFO            1996    110,000   19,667           0       0            7,500      0          5,323
and Treasurer         1995    105,000   17,000           0       0                0      0          3,033

<F1>    Compensation deferred at the election of an executive is included in the year earned.

<F2>    The amount listed under the Other Annual Compensation column represents the dollar value associated with the use of a Company vehicle by the named executive officer.
                                   9

<F3>    "All Other Compensation" represents the Company's matching contributions to the Company 401(k) thrift plan for the named executive officer.

<F4>    The amounts indicated reflect the acceleration of the payment of bonuses awarded to Mr. Nikkel and Mr. Keeley in 1995 and 1996. These awards are generally paid out in three annual installments. The amounts shown reflect the payment of the third installment of the 1995 bonus, otherwise due January 1997, and the second and third installments of the 1996 bonus awards, otherwise due January 1997 and January 1988, respectively. These bonus awards were accelerated at the discretion of the Compensation Committee and used by the named executive officer to pay the exercise price of certain stock options exercised in fiscal 1996.

Option/SAR            None of the named executive officers of the Company
Grants in 1997:       received stock options or stock appreciation rights during
                      1997.

Aggregate Option/SAR  The following table provides information regarding the
Exercises in 1997     stock options exercised by the named executive officers in
and Option Values     1997 as well as the value of the stock options held by
at December 31, 1997: such executives at year end measured in terms of the fair market value of the Company's common stock on December 31, 1997. The Company has never granted any stock appreciation rights.

     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR
VALUES
       (a)              (b)         (c)                (d)                            (e)
                                                    Number of
                                                    Securities                     Value of
                     Shares                         Underlying                   Unexercised
                    Acquired      Value             Unexercised                  In-the-Money
                   on Exercise   Realized          Options/SARs at              Options/SARs at
     Name              (#)        ($)<F1>            FY-End (#)                  FY-End ($)<F2>
----------------   -----------   --------   --------------------------    --------------------------
                                            Exercisable  Unexercisable    Exercisable  Unexercisable
                                            -----------  -------------    -----------  -------------
King P. Kirchner        N/A         N/A         N/A           N/A             N/A           N/A

John G. Nikkel        10,040      74,615      117,460        37,500         779,821       109,219

Earle Lamborn           N/A         N/A        59,000        13,500         396,038        42,969

Philip M. Keeley       8,000      50,790       51,000        13,500         338,498        42,969

Larry D. Pinkston       N/A         N/A        32,000        10,500         211,675        34,781

<F1>    Value realized equals fair market value of the stock on date of exercise, less the exercise price, times the number of shares acquired.

                                       10

<F2>    The value of unexercised in-the-money options at year end assumes a fair market value for the Company's Common Stock of $9.5625, the average of the high and low prices of the Company's Common Stock on the New York Stock Exchange on December 31, 1997. Value is calculated on the basis of the difference between the option exercise price and $9.5625 multiplied by the number of shares of Common Stock underlying the options.

Long Term Incentive
Plan Awards:         The Company does not currently have any Long Term Incentive
                     Plans.

Pension Plans:       The Company does not currently have any Pension Plans.

Change-In-Control    Stock Option Plan.  The Company's stock option plan
Arrangements:        contains a provision vesting all stock options in the event of a "change of control" of the Company. A "change-in-control" is deemed to have occurred at such time as any person (as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended), other than the Company or an Exempt Person, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities. An Exempt Person is generally defined to be any person (or estate or trust of such person) who, on the date of the plan, owned securities of the Company representing more than 20% of the combined voting power of the Company's then outstanding securities, and any spouse, parent or issue of such person.

                     Separation Benefit Plan. On December 20, 1996, effective as of January 1, 1997, the board adopted the Separation Benefit Plan of Unit Corporation and Participating Subsidiaries (the "Plan"). The Plan is generally applicable to all full time salaried employees of the Company and its two principal subsidiaries, excluding any employees who are also directors of the Company, who have been with their employer for at least one year. Subject to all of the terms of the Plan, any eligible employee whose employment is terminated by his or her employer is entitled to receive a separation benefit in an amount calculated by dividing such eligible employee's annual base salary in effect immediately prior to such employee's separation by 52 to determine a weekly separation benefit amount. The number of weekly separation benefit payments then payable to such employee is calculated based on the employee's years of service in accordance with a schedule set forth in the Plan.
                     Employees who voluntarily leave their employment are not entitled to receive a separation benefit unless they have completed at least 20 years of service. Any eligible employee who has completed 20 years of service or more is vested in his or her separation benefit, subject to fulfilling the other requirements of the Plan. Separation benefit payments are limited to a maximum of 104 weekly payments. The Plan also provides that, unless otherwise provided by the Company's Board of Directors prior to a "change-in-control" of the Company, as defined in the Plan, all eligible employees shall be vested in their separation benefit as of the date of such "change-in-control" based on their years of service. As a precondition to receiving the separation benefits, employees must sign a separation agreement waiving any claims the employee may have against the Company or its subsidiaries.

                     Senior Management Separation Benefit Plan. On October 28, 1997, the board adopted the Separation Benefit Plan for Senior Management. This plan is similar in terms of the benefits and requirements described above for the Separation Benefit Plan, with the exception that the Compensation Committee determines who will participate in this plan. In addition, the committee is given the authority to increase (up to a maximum of 104) the number of weekly separation benefit payments a participant would otherwise be entitled to receive under the plan if the participant is involuntarily terminated. Currently only Messrs. Kirchner, Lamborn and Nikkel are participants in this plan.

Report of the Compensation Committee of the
Board of Directors on Executive Compensation
--------------------------------------------

     The disclosure contained in this section of the Proxy Statement should not be incorporated by reference into any prior filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof (including this proxy statement or the "Executive Compensation" section of this proxy statement), except to the extent that the Company specifically incorporates this information by reference.

     The Compensation Committee is responsible for setting and overseeing the compensation of the Company's executive officers. The committee is composed entirely of independent outside directors. There are no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the committee. The members of the committee are John S. Zink, Don Cook and John H. Williams.

     Objectives and Considerations - The objectives of the committee in determining executive compensation are to retain and reward qualified individuals serving as executive officers of the Company. To achieve these objectives, the committee relies primarily on salary, annual bonuses (awardable either in stock or cash) and awards under the Company's stock option plan. In making its decisions, the committee takes into account the conditions within the Company's industry, the Company's income and cash flow and the attainment of any designated business objectives. Individual performances are also reviewed, taking into account the individual's responsibilities, experience and potential, his or her period of service and current salary and the individual's compensation level as compared to similar positions at other companies. The committee's evaluation of these considerations is, for the most part, subjective and, to date, it has not established any specific written compensation plans or formulas pursuant to which the executive officers' annual compensation is determined.

     Base Salary - The Company does not currently have an employment agreement with any of its executive officers. In determining the base salaries for the executive officers for 1997 the committee relied primarily on its evaluation of the compensation being paid to individuals holding comparable positions in the industry. In doing so, the committee relied, to a large extent, on the results of the Peat Marwick Oil and Gas Corporation Survey 1996 Report which surveyed the compensation and benefit programs of ninety-three oil and gas related companies, one of which was the Company. It was the committee's objective to set the executives' base salary at approximately the competitive mid-range reflected in the survey. Within this range, the Committee then made any adjustments based on individual performance evaluations. Taking these factors into consideration, the committee, with the exception of Mr. Kirchner's salary which is discussed below, decided to increase the 1997 salaries of each of the named executive officers by the following percentage: John G. Nikkel 9.5%; Earle Lamborn 13%; Philip M. Keeley 6.5% and Larry Pinkston 6.8%.

     Bonuses - Executive officers are eligible to earn annual bonuses either in cash or in stock. Stock bonuses are awarded pursuant to the Company's bonus plan approved by the Company's stockholders on May 1, 1985 and amended on May 3, 1995. The amount and type of any bonuses awarded to executive officers is determined solely at the subjective discretion of the committee. The committee does not base its decisions on predetermined formulas, choosing instead to rely on its evaluation of the various considerations set forth above. In addition, when appropriate, bonuses are awarded to recognize short-term individual performance.

     Stock Options - The stock options granted under the Company's stock option plan, approved by the Company's stockholders on May 2, 1984 and amended on May 3, 1989 and May 3, 1995, provide an incentive for executive officers to maximize long-term stockholder value. Historically, although not required, stock option grants are made at 100% of the market price on the date of grant and are exercisable in annual 20% increments after one year and have a ten year life. The number of options that are granted to an executive officer are based on the individual's performance and level of responsibility. Option awards will vary in size based on position level (more senior managers receive a higher multiple). Stock options are granted to the executive officers at the discretion of the committee. The committee's decisions with respect to awarding stock options are generally made late each year thus allowing the committee to evaluate the Company's annual results as part of its decision making process.
As noted earlier, no stock options were granted to the Company's executive officers during 1997.

     Chief Executive Officer - Mr. Kirchner's salary and bonus are determined by the committee substantially in accordance with the policies described above relating to all executive officers of the Company. Based on its review, the committee determined to raise Mr. Kirchner's salary for 1997 by 10%.

     1993 OBRA - Executive Compensation Tax Deductibility - Beginning in 1995, the Internal Revenue Code, Section 162(m), limits the Company's ability to deduct, for federal income tax purposes, certain compensation in excess of $1 million per year paid to individual officers named in the Summary Compensation Table. Based on the amount of compensation paid to each of the named officers in fiscal 1997, it does not appear that Section 162(m) will have a significant impact on the Company in the near term. However, the committee will continue to monitor whether its executive compensation plans should be amended to meet the deductibility requirements of the tax law.

      Members of the Compensation Committee:

                              John S. Zink
                              Don Cook
                              John H. Williams

Compensation             During 1997, the Compensation Committee members were
Committee                responsible for determining executive compensation,
Interlocks and Insider   including decisions relating to stock option grants to
Participation:           executive officers.  None of the executive officers of
                         the Company is a member of that committee.


                  VOTING SECURITIES AND COMMON STOCK OWNERSHIP
                          OF DIRECTORS AND MANAGEMENT


     The following shows, as of March 18, 1998, the shares of the Company's common stock owned by each nominee for election as a director, each continuing director, the Company's Chief Executive Officer, each of the Company's four other most highly compensated executive officers for 1997 and the directors and executive officers of the Company as a group.


Name of Beneficial Owner      Aggregate Number of       Percent of Outstanding
                                 Beneficially               Common Stock(1)
                                 Owned Shares
--------------------------  -----------------------     ----------------------
King P. Kirchner             1,225,300 (2)(3)                    4.78
Don Cook                        20,638 (4)                         *
Earle Lamborn                  306,497 (2)(3)(6)                 1.19
William B. Morgan               17,500 (4)                         *
John G. Nikkel                 374,492 (2)(3)(6)(7)              1.45
John H. Williams                16,000 (4)                         *
John S. Zink                    56,000 (4)                         *
J. Michael Adcock            1,193,873 (5)                       4.67
Philip M. Keeley               213,341 (2)(6)(7)                   *
Larry D. Pinkston              131,836 (2)(3)(6)                   *
All Directors and Officers
 as a Group (11 individuals) 3,616,965 (2)-(7)                  13.97


     * Less than 1%

(1) The number of shares includes the shares presently issued and outstanding plus the number of shares which any owner has the right to acquire within 60 days after March 18, 1998. For purposes of calculating the percent of the common stock outstanding held by each owner, the total number of shares excludes the shares which all other persons have the right to acquire within 60 days after March 18, 1998, pursuant to the exercise of outstanding stock options.

(2) Includes shares of Common Stock held under the Company's 401(k) thrift plan as of December 31, 1997, the latest valuation available at the time this proxy statement was prepared, for the account of: King P. Kirchner, 8,552; Earle Lamborn, 10,282; John G. Nikkel, 28,896; Philip M. Keeley, 29,565; Larry D. Pinkston, 14,095; and directors and officers as a group, 101,076.

(3) Of the shares listed as being beneficially owned, the following individuals disclaim any beneficial interest in shares held by spouses or for the benefit of family members: King P. Kirchner, 28,828; John G. Nikkel 76,000; Earle Lamborn, 199,460; and Larry D. Pinkston, 2,000.

(4) Includes unexercised stock options under the Company's Non-Employee Directors' Stock Option Plan to each of the following which may be exercised at the discretion of the holder: Don Cook, 15,000; William B. Morgan, 7,500; John H. Williams, 15,000; John S. Zink, 15,000; all non-Employee Directors, including the estate of Mr. Don Bodard a former director, as a group, 60,000.

(5) Of the shares listed as being beneficially owned, 1,178,148 shares are owned by a trust of which Mr. Adcock is one of three trustees.

(6) Includes unexercised stock options under the Company's stock option plan to each of the following which may be exercised within 60 days at the discretion of the holder: Earle Lamborn, 59,000; John G. Nikkel 117,460; Philip M. Keeley, 51,000; Larry D. Pinkston, 32,000; and directors and officers as a group, 291,460.

(7) Includes 7,149 shares and 2,862 shares beneficially owned by Mr. Nikkel and Mr. Keeley, respectively, held by a private company over which Mr. Nikkel and Mr. Keeley share voting and investment power.



                        STOCK PERFORMANCE GRAPH


     The graph and the related disclosure contained in this section of the Proxy Statement should not be incorporated by reference into any prior filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof (including this proxy statement or the "Executive Compensation" section of this proxy statement), except to the extent that the Company specifically incorporates this information by reference.

     The following graph reflects a comparison of the cumulative total return (change in stock price plus reinvested dividends, assuming $100 invested on December 31, 1992) of the Company's common stock from December 31, 1992 through December 31,1997 with the Standard & Poor's 500 Composite Index and the S&P
Oil - Integrated Domestic Index. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be indicative of possible future performance of the Company's stock.

                                  (GRAPH)

















                        Dollar Value of $100 Investment at December 31,
                  ----------------------------------------------------------
                    1992      1993      1994      1995      1996      1997
                  --------  --------  --------  --------  --------  --------
The Company       $ 100.00  $ 157.14  $ 171.43  $ 271.43  $ 564.29  $ 550.00

S&P 500           $ 100.00  $ 110.08  $ 111.53  $ 153.45  $ 188.68  $ 251.63

S&P Oil-Integ.    $ 100.00  $ 105.36  $ 110.55  $ 125.86  $ 159.17  $ 189.38




          RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                      ITEM NO. 2 ON THE PROXY CARD


     The board has unanimously selected Coopers & Lybrand L.L.P. as the independent certified public accountants for the Company for its 1998 fiscal year. The board is asking the stockholders to ratify and approve this action. A representative of Coopers & Lybrand L.L.P., who will attend the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

     Although such ratification is not required by law, the board believes that stockholders should be given the opportunity to express their views on this matter. Failure to ratify such selection is not binding on the board of directors.

     The Board of Directors deems Item No. 2 to be in the best interest of the Company and its stockholders and recommends a vote "For" approval, which vote shall also act to ratify the selection of Coopers & Lybrand, L.L.P.



                             OTHER MATTERS


Certain Transactions Between the Company and its
Officers, Directors, Nominees for Directors and Their Associates
----------------------------------------------------------------

     Since 1984 one of the subsidiaries of the Company, or its predecessor, has formed employee limited partnerships for investment by certain of the employees and directors of the Company and its subsidiaries. The limited partnerships participate with Unit Petroleum Company, a subsidiary of the Company, in its exploration and production operations. Since January 1, 1997, Mr. John G. Nikkel, a director and the President of the Company, invested $80,000 in the Unit 1997 Employee Oil and Gas Limited Partnership and $72,000 in the Unit 1998 Employee Oil and Gas Limited Partnership. In addition, Nike Exploration Company, which is owned 71.4% by Mr. Nikkel, invested $80,000 in the 1997 program and $100,000 in the 1998 program.

     J. Michael Adcock, a director of the Company, is the Chairman of the Board of Directors of Ameribank, the parent company of American National Bank and Trust Company of Shawnee, in Shawnee, Oklahoma ("American National"). American National is a participating bank in the Company's bank credit agreements. American National's participation is governed by the terms and conditions of an intercreditor agreement executed by and between all of the participating banks.

     With respect to their review and approval of any material transactions between the Company and any related party, including, if applicable, those discussed above, the board considers the terms which are or would be available to the Company in similar transactions with non-affiliated parties dealing at arm's-length.

Voting Securities and Common Stock
Ownership of Certain Beneficial Owners
--------------------------------------

     The following table shows, as of December 31, 1997, the only person we know to be the beneficial owner of more than 5% of our common stock. This information is based on a Schedule 13G, dated February 12, 1998, filed by this person with the Securities and Exchange Commission ("SEC"). If you wish, you may obtain a copy of this report from the SEC.

   Name and Address          Amount and Nature        Percent of
 of Beneficial Owner      of Beneficial Ownership       Class
-----------------------   -----------------------     ----------

Neuberger&Berman, LLC            1,306,800               5.12%
605 Third Avenue
New York, NY 10158-3698


Compliance with Section 16(a) of the Exchange Act
-------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it with respect to fiscal 1997, or written representations from certain reporting persons, the Company believes that it has complied with all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities were complied with, with the exception that a Form 3 was inadvertently filed one day late on behalf of Mr. Michael J. Adcock.

Matters Which May Come Before the Meeting
-----------------------------------------

     The Board of Directors does not intend to bring any other matters before the meeting, nor does the Company know of any matters which other persons intend to bring before the meeting. However, should other matters not mentioned in this proxy statement properly come before the meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their best judgment.

Submission of Stockholder Proposals
-----------------------------------

     Under the rules of the Securities and Exchange Commission now in effect, in order to be considered for inclusion in the Company's proxy statement relating to the 1999 Annual Meeting of Stockholders, a stockholder proposal must be received by the Company at its principal offices, 1000 Kensington Tower I, 7130 South Lewis, Tulsa, Oklahoma 74136, addressed to the Secretary of the Company, on or before November 25, 1998.

Form 10-K Annual Report to the
Securities and Exchange Commission
----------------------------------

     COPIES OF THE ANNUAL REPORT (FORM 10-K) OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO: MARK E. SCHELL, SECRETARY, UNIT CORPORATION, P. O. BOX 702500, TULSA, OKLAHOMA 74170.



   PLEASE SIGN, DATE AND RETURN YOUR PROXY TO ASSURE THAT ALL OF YOUR
                         SHARES WILL BE VOTED.

                             UNIT CORPORATION

                 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                MAY 6, 1998

    THIS PROXY IS SOLICITED ON BEHALF OF UNIT CORPORATION'S BOARD OF DIRECTORS

 P The undersigned hereby appoints King P. Kirchner and Mark E. Schell, and each of them, proxies for the undersigned, with full power of
 R substitution, to vote all shares of Unit Corporation Common Stock which the undersigned may be entitled to vote at the Annual Meeting of
 O Stockholders of Unit Corporation, Tulsa, Oklahoma, on Wednesday, May 6, 1998 at 11:00 A.M., or at any adjournment thereof, upon the matters set
 X forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the
 Y     meeting or any adjournment thereof.

           Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors' recommendation, please sign the reverse side; no boxes need to be checked.


________________________________________________________________________________
      COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE

          (Continued, and to be marked, dated & signed on reverse side)

                                                             Please mark
                                                             your votes  ( )
                                                             this way

      The Board of Directors recommends a vote FOR Items 1 and 2.

                          WITHHELD
                      FOR  FOR ALL                      FOR AGAINST ABSTAIN
Item 1 -ELECTION OF   ( )   ( )    Item 2 - APPROVAL OF ( )   ( )     ( )
         DIRECTORS                           AUDITORS

        Nominees:
        Earle Lamborn
        William B. Morgan
        John H. Williams

WITHHELD FOR: (Write that nominee's name in the space provided below).

________________________________________
                                        PLEASE MARK THIS BOX IF YOU
                                        PLAN TO ATTEND THE MEETING        ( )

                                        COMMENTS/ADDRESS CHANGE
                                        Please mark this box if you have
                                        written comments/address change
                                        on the reverse side.              ( )

                                        Receipt is hereby acknowledged of the
                                        Unit Corporation Notice of Meeting and
                                        Proxy Statement.



Signature(s)_______________________________ Date: ____________________________

      NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.